1st Quarter 2026 Financial Results April 30th, 2026

1st Quarter 2026 Financial Results Cautionary Note Regarding Forward-Looking Statements Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the financial position, business strategy, and the plans and objectives of management for Hippo Holdings Inc. (together with its subsidiaries, “Hippo,” the “Company,” “we,” “us” and “our”) for future operations. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “seem,” “should,” “strive,” “will,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation include, for example, statements about: our future results of operations and financial condition, including estimates and forecasts of financial and operating results and performance metrics, and our ability to attain and maintain profitability; our business strategy, including our cost reduction efforts, our diversified distribution strategy, and our plans to expand into new markets and new products; our ability to grow our business and, if such growth occurs, to effectively manage such growth, including the growth and development of our builder network and other distribution channels; customer satisfaction and our ability to attract, retain, and expand our customer base; our ability to maintain and enhance our brand and reputation, including the quality of our products and services; our expectations about our book of business, including our ability to cross-sell and to attain greater value from each customer; the effects of seasonal and cyclical trends on our results of operations; our ability to compete effectively in the segments of the insurance industry in which we operate; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; our ability to maintain reinsurance contracts and our near- and long-term strategies and expectations with respect to the availability, adequacy, coverage, limits, pricing, and cession of insurance risk; our ability to utilize, develop, and protect our proprietary technology, digital platform, and intellectual property; our ability to leverage our data, technology, and geographic diversity to help manage risk; our ability to expand our product offerings or improve existing ones; our ability to attract and retain personnel, including our officers and key employees; potential harm caused by outages or interruptions in, or delays to, services provided by our third-party providers, including our data vendors; potential harm caused by misappropriation of our data and compromises in cybersecurity, and our ability to receive, process, store, use, and share data in compliance with laws and regulations related to data privacy and data security; potential harm caused by changes in internet search engines’ methodologies; our denial of claims or our failure to accurately and timely pay claims; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications, including cancellations, non-renewals, and reinstatements, through market conduct exams, complaints, or other inquiries; our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, and the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, the insurance industry generally, and data privacy and cybersecurity, in the United States and internationally; our expected use of cash on our balance sheet, our future capital needs, and our ability to raise additional capital; fluctuations in our results of operations and operating metrics; and our public securities’ liquidity and trading. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. You should not rely upon forward-looking statements as predictions of future events. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we cannot guarantee that the future results, levels of activity, performance, events, and circumstances reflected in the forward-looking statements will be achieved or occur at all. These forward-looking statements are subject to a number of risks, uncertainties, and other factors, including those described above and other risks set forth in the sections entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in other documents that may be filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward- looking statements. There may be additional risks that Hippo does not presently know or that Hippo currently believes are immaterial that could also cause actual results, events, or circumstances to differ materially from those described in the forward-looking statements. These forward-looking statements are based on information available as of the date of this presentation and reflect Hippo’s expectations, plans, forecasts, and views of future events as of that date. Accordingly, forward- looking statements should not be relied upon as representing Hippo’s views as of any subsequent date, and Hippo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. While Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements. Rounding Certain monetary amounts, percentages, and other figures included in this presentation have been subject to rounding adjustments. The sum of individual metrics may not always equal total amounts indicated due to rounding. 2 Disclaimers

1st Quarter 2026 Financial Results Hippo-at- a-glance 3 Technology native, multi-line carrier platform Scalable and efficient capital structure Market Leader in the New Home Builder Channel Proven and Industry-Leading talent Admitted and E&S offerings in all 50 states AM Best Rated ‘A-’ (IX)(1) 1st Quarter Highlights (1) AM Best has assigned the Spinnaker group of companies a Financial Strength Rating (FSR) of A- (Excellent) and a Long-Term Issuer Credit Rating (Long-Term ICR) of "a-" (Excellent). (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix $332M $122M Gross Written Premium Revenue +58% vs 1Q25 +10% vs 1Q25 48.0% 99.5% Loss Ratio Combined Ratio $7.1M $17.2M Net Income Adjusted Net Income(2)

1st Quarter 2026 Financial Results ...Well-Positioned To Achieve Long-Term Vision Diversified Carrier Platform $1.1B 2025 GWP   Disciplined Approach to Portfolio Optimization and Risk Management 60-65% Long-term Loss Ratio Targets Homeowners Renters CMP Other New Lines Differentiated Distribution Tech- Forward Thinking 2028 Growth Targets >$2B GWP >$125M Adj. Net Income(1) >18% Adj. ROE(1)   4 A technology-native insurance platform driving growth across owned and partner MGAs. Casualty (1) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix

1st Quarter 2026 Financial Results 5 Claims (announced Q1’26) Hippo’s first notice of loss (Clara) and end-to-end claims processing assistant First Notice of Loss Over 70% of Homeowners Claims Are Expected to Be Filed Digitally Claims Efficiency 30% efficiency gains translates to more claims per adjuster with faster cycle times and lower leakage CAT Event Management Rapidly increase capacity to better serve our customers in catastrophic events We are fundamentally changing how we handle claims AI Claims “Clara” Launch Q1'26

1st Quarter 2026 Financial Results 6 Growing our Agentic A.I. Workforce AI Roadmap — 2026 Claims (announced Q1'26) Clara, Hippo’s First Notice of Loss agent, powers an end-to-end, AI-driven claims processing workflow Service (testing & iterating) Hannah, Hippo’s service agent, will handle customer and producer support across voice, chat, and email U/W (in development) Hippo’s agentic assistants will supercharge our underwriting teams Operations (in development) AI-powered assistants and automation across Hippo’s broader operations

Personal Lines Update
Return to Homeowners Growth in 2026

Homeowners **~$87M** GWP in 1Q2026	**Renters** **~$41M** GWP **+17%** in 1Q2026
↑ Turned the corner to growth in Q1	✓ One of Hippo's most seasoned programs
↑ Progressive + Westwood creates differentiated distribution	✓ Excellent 10yr underwriting track record ~33% Loss Ratio
↓ E&S home under increased competition	✓ Reduced retention in 2026

1st Quarter 2026 Financial Results

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Commercial Lines Update
Increasing Risk Appetite in 2026

hippo

Commercial Multi-Peril (CMP) **~$96M** GWP **+89%** in 1Q2026	Casualty **~$101M** GWP **+193%** in 1Q2026
Growth driven by multiple existing program partners	Largest line in Q1 at 30% of GWP compared to 16% last year
Growth driven by Commercial Property & Business Owners Policy	Retention increased to 13% up from 3% in 1Q25
11 active programs in CMP	Limit profile predominately $100k to $1 million

(1) Program level combined ratio excludes allocation of overhead expenses

1st Quarter 2026 Financial Results

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1st Quarter 2026 Financial Results 9 Executing with Purpose Strength of Platform World Class Team Carrying Momentum into 2026 & Beyond A technology-native insurance platform driving growth across owned and partner MGAs.

Performance Drivers: Growing & Diversifying

hippo

1Q2026 Driving Factors:

Casualty GWP & NWP	▲
CMP Lines GWP	▲
Renters Retention	▼

1Q26 vs 1Q25 Premium Mix

$ Million



$210.9
$332.4
$100.3
$101.4
1Q2025 GWP
1Q2026 GWP
1Q2025 NWP
1Q2026 NWP
Casualty
Commercial Multi-Peril
Renters
Homeowners
Other

1st Quarter 2026 Financial Results

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1st Quarter 2026 Financial Results 11 Improving Consolidated Net Underwriting 1Q2026 Driving Factors: CAT Losses Attritional Losses Expense Ratio Combined Ratio 1Q26 vs 1Q25 Improved by 60 points 159.2% 99.5% 53.3% 51.5% 48.3% 46.3% 61.2% 4.3% (3.6)% (2.6)% g CAT Loss Ratio g Net Accident Year Loss Ratio g Expense Ratio g Prior Year Development Ratio 1Q2025 1Q2026

1st Quarter 2026 Financial Results 12 Performance in Q1 2026 Net Income(1) $ Million Adjusted Net Income(2) $ Million Annualized Adjusted Return on Equity(2) (41%) 16% (35.1) 17.2 1Q2025 1Q2026 1Q2025 1Q20261Q2025 1Q2026 (47.7) 7.1 (1) Attributable to Hippo (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix

1st Quarter 2026 Financial Results $449M million shareholders equity Up 2% from year-end 2025 Growing Book Value Per Share BVPS ($) 4Q’24 BVPS 4Q’25 BVPS 1Q’26 BVPS $16.97 $17.23 14.56 13

1st Quarter 2026 Financial Results 2026 Guidance Metric 2026 Guidance(1) 2026 Guidance(1) Update Gross Written Premium $1.4 - $1.5B $1.45 – $1.525B Net Written Premium $500 - $540M $520 – $550M Revenue $560 - $570M Combined Ratio 103% – 105% 103% – 105% Adjusted Net Income(2) $45 - $55M $48 – $56M CAT Loss Ratio 13% 13% Stock-based comp + D&A $41M $42M (1) The 2026 guidance is based on current expectations. These statement are forward-looking and actual results could differ materially depending on the market conditions and factors set forth under "Forward-looking Statements Safe Harbor" on Slide 2. (2) Non-GAAP financial measure; see "Reconciliation of Non-GAAP Metrics" in Appendix, please reference slide 17 for related to forward looking statement reconciliations

Q&A

Appendix

1st Quarter 2026 Financial Results 17 Disclaimers Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures (including on a forward- looking basis) Adjusted Net Income (Loss), Diluted Adjusted Earnings (Loss) per Share, Annualized Adjusted Return on Equity, and Tangible Book Value per Share. Hippo defines Adjusted Net Income, as net income excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. Hippo calculates the tax impact only on adjustments which would be included in calculating its income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. This non-GAAP measure is an addition, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Hippo defines Diluted Adjusted Earnings (loss) per Share as adjusted net income (loss) divided by the weighted-average common shares outstanding for the period, reflecting the dilution which could occur if equity-based awards are converted into common share equivalents as calculated using the treasury stock method. Hippo defines Annualized Adjusted Return on Equity as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Hippo defines Tangible Book Value Per Share as total stockholders’ equity, less intangible assets and capitalized internal use software, divided by the outstanding number of shares of our common stock at the end of the relevant period. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Hippo believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Hippo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non-GAAP financial measures is included.

Key Operating Metrics

hippo

(in millions, except per share data, unaudited)

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
(in millions, except per share data)									
Net earned premium	$60.5	$64.4	$70.6	$77.0	$87.3	$94.0	$99.7	$99.1	$98.9
Commission income, net	15.9	16.1	15.7	15.9	14.4	14.7	10.5	11.7	12.7
Service and fee income	2.8	3.0	3.0	2.8	2.8	2.9	3.1	3.0	3.2
Net investment income	5.9	6.1	6.2	6.3	5.8	5.7	7.3	6.6	6.7
Total Revenue	**$85.1**	**$89.6**	**$95.5**	**$102.0**	**$110.3**	**$117.3**	**$120.6**	**$120.4**	**$121.5**
Net Income (Loss) [1]	(35.7)	(40.5)	(8.5)	44.2	(47.7)	1.3	98.1	6.0	7.1
Adjusted Net Income (Loss) [1] [2]	(14.1)	(19.5)	(1.3)	14.7	(35.1)	17.0	18.3	17.6	17.2
Basic Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.78	(1.91)	0.05	3.90	0.24	0.27
Diluted Earnings (Loss) per Share [1]	(1.47)	(1.64)	(0.34)	1.71	(1.91)	0.05	3.77	0.23	0.27
Diluted Adjusted Earnings (Loss) per Share [1] [2]	(0.58)	(0.79)	(0.05)	0.57	(1.41)	0.65	0.70	0.67	0.65
Net Loss Ratio	87%	94%	73%	58%	106%	47%	48%	46%	48%
Expense Ratio	71%	72%	55%	49%	53%	53%	52%	53%	51%
Combined Ratio	158%	166%	128%	107%	159%	100%	100%	99%	100%
Book Value Per Share (BVPS)	$14.39	$12.96	$12.94	$14.56	$12.83	$13.02	$16.64	$16.97	$17.23
Tangible Book Value Per Share (TBVPS) [2]	**$11.31**	**$9.95**	**$10.28**	**$11.94**	**$10.31**	**$10.61**	**$14.37**	**$14.76**	**$15.09**

[1] Attributable to Hippo

[2] Indicates non-GAAP financial measure; see "Reconciliation of Non GAAP Financial Measures to Their Most Directly Comparable GAAP Financial Measures"

1st Quarter 2026 Financial Results

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1st Quarter 2026 Financial Results 19 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Net income (loss) attributable to Hippo $ (35.7) $ (40.5) $ (8.5) $ 44.2 $ (47.7) $ 1.3 $ 98.1 $ 6.0 $ 7.1 Adjustments Depreciation and amortization 5.6 5.9 5.9 5.8 5.6 5.3 4.7 4.8 4.8 Stock-based compensation 8.4 11.9 9.0 8.9 7.7 7.9 7.0 6.7 6.5 Fair value adjustments 1.5 0.4 0.3 (0.5) (0.5) 0.3 — (0.4) — Other one-off transactions 2.5 2.8 0.2 2.4 (0.2) 1.0 (0.3) 0.5 (1.2) Impairment and restructuring 3.6 — — — — 1.2 3.8 — — Gain on sale of a business — — (8.2) (46.1) — — (95.0) — — Adjusted net income (loss) $ (14.1) $ (19.5) $ (1.3) $ 14.7 $ (35.1) $ 17.0 $ 18.3 $ 17.6 $ 17.2 Diluted Adjusted Earnings (Loss) Per Share Adjusted net income (loss) $ (14.1) $ (19.5) $ (1.3) $ 14.7 $ (35.1) $ 17.0 $ 18.3 $ 17.6 $ 17.2 Weighted-average common shares outstanding, diluted 24,225,650 24,633,960 25,068,472 25,889,665 24,978,901 26,023,780 26,025,069 26,245,980 26,354,271 Diluted Adjusted Earnings (loss) $ (0.58) $ (0.79) $ (0.05) $ 0.57 $ (1.41) $ 0.65 $ 0.70 $ 0.67 $ 0.65 $(14.1)M $(19.5)M $(1.3)M $14.7M $(35.1)M $17.0M $17.6M Adjusted Net Income (Loss) $18.3M $17.2M

1st Quarter 2026 Financial Results 20 Reconciliation of Non-GAAP Metrics (in millions, except share and per share data, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Annualized Adjusted net income (loss) $ (56.4) $ (78.0) $ (5.2) $ 58.8 $ (140.4) $ 68.0 $ 73.2 $ 70.4 $ 68.8 Average Hippo Stockholders' Equity 364.6 336.9 324.5 344.3 342.5 327.7 377.0 428.8 442.4 Annualized Adjusted Return on Equity (15%) (23%) (2%) 17% (41%) 21% 19% 16% 16% Tangible Book Value Per Share Hippo Stockholders' Equity $ 351.2 $ 322.6 $ 326.4 $ 362.1 $ 322.8 $ 332.5 $ 421.5 $ 436.1 $ 448.7 Less: Intangible assets 26.2 25.0 23.8 17.0 16.1 14.3 14.0 13.8 13.6 Less: Capitalized internal use software 48.9 49.9 43.3 48.1 47.4 47.2 43.3 43.0 42.3 Tangible stockholders’ equity $ 276.1 $ 247.7 $ 259.3 $ 297.0 $ 259.3 $ 271.0 $ 364.2 $ 379.3 $ 392.8 Shares outstanding 24,409,724 24,891,528 25,232,297 24,866,803 25,157,214 25,543,053 25,337,366 25,699,704 26,035,917 Tangible book value per share $ 11.31 $ 9.95 $ 10.28 $ 11.94 $ 10.31 $ 10.61 $ 14.37 $ 14.76 $ 15.09 Annualized Adjusted Return on Equity

Underwriting

hippo

(in millions, unaudited)

Net Loss, Expense, And Combined Ratio

	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26
Net Earned Premium	**$60.5**	**$64.4**	**$70.6**	**$77.0**	**$87.3**	**$94.0**	**$99.7**	**$99.1**	**$98.9**
Catastrophe losses	15.4	21.5	16.1	4.8	53.4	8.0	(0.3)	(1.0)	4.3
Non-catastrophe losses	37.2	38.9	35.5	39.6	39.0	36.5	47.8	46.5	43.2
Loss and loss adjustment expenses	$52.6	$60.4	$51.6	$44.4	$92.4	$44.5	$47.5	$45.5	$47.5
Catastrophe losses	25.5%	34.4%	22.8%	6.2%	61.2%	7.5%	0.0%	(1.0%)	4.3%
Non-catastrophe losses	62.5%	60.4%	50.3%	52.4%	44.7%	38.8%	48.0%	46.9%	43.7%
Net loss ratio	**87.0%**	**94.0%**	**73.0%**	**58.0%**	**105.9%**	**47.0%**	**48.0%**	**45.9%**	**48.0%**
Insurance related expenses	$20.8	$24.5	$22.6	$20.9	$30.2	$32.8	$32.9	$35.4	$34.9
Technology and development	8.3	7.8	7.0	7.6	8.1	8.1	8.0	8.3	9.4
Sales and marketing	14.4	13.4	12.5	10.9	8.9	9.2	8.0	7.3	6.3
General administrative	18.3	19.9	15.3	17.2	16.5	17.4	16.5	16.7	16.2
Less: commission income, net and service and fee income	(18.7)	(19.1)	(18.7)	(18.7)	(17.2)	(17.6)	(13.6)	(14.7)	(15.9)
Total net expenses	**$43.1**	**$46.5**	**$38.7**	**$37.9**	**$46.5**	**$49.9**	**$51.8**	**$53.0**	**$50.9**
Expense Ratio	**71.2%**	**72.2%**	**54.8%**	**49.2%**	**53.3%**	**53.1%**	**52.0%**	**53.5%**	**51.5%**
Combined Ratio	**158.2%**	**166.2%**	**127.8%**	**107.2%**	**159.2%**	**100.1%**	**100.0%**	**99.4%**	**99.5%**
Prior accident year developments									
Loss and loss adjustment expenses	—	(1.9)	(1.9)	(2.1)	(3.1)	(7.0)	(0.5)	1.1	(2.5)
Net loss ratio	—%	(3.0%)	(2.7%)	(2.7%)	(3.6%)	(7.4%)	(0.5%)	1.0%	(2.6%)
Net accident year loss ratio	87.0%	97.0%	75.7%	60.7%	109.5%	54.4%	48.5%	44.9%	50.6%
Net accident year loss ratio x catastrophe	61.5%	62.6%	52.9%	54.5%	48.3%	46.9%	48.5%	45.9%	46.3%

1st Quarter 2026 Financial Results

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1st Quarter 2026 Financial Results 22 Underwriting (in millions, unaudited) Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Gross Losses and LAE $121.1 $123.2 $106.3 $99.5 $211.8 $87.8 $100.6 $134.8 $147.2 Gross Earned Premium 206.7 212.2 213.4 221.5 222.8 238.5 253.0 272.6 297.3 Gross Loss Ratio 59% 58% 50% 45% 95.1% 36.8% 39.8% 49.4% 49.5% Net Losses and LAE $52.6 $60.4 $51.6 $44.4 $92.4 $44.5 $47.5 $45.5 $47.5 Net Earned Premium 60.5 64.4 70.6 77.0 87.3 94.0 99.7 99.1 98.9 Net Loss Ratio 87% 94% 73% 58% 105.9% 47% 48% 45.9% 48.0% Gross & Net Loss Ratio

1st Quarter 2026 Financial Results 23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1'26 Gross Written Premium Homeowners $97.0 $118.7 $111.3 $96.1 $87.1 $100.0 $101.0 $91.0 $87.3 Renters 29.0 33.8 52.9 31.3 35.0 44.2 59.3 36.4 40.8 Commercial Multi-Peril 31.3 49.6 29.6 41.0 50.7 83.3 66.0 64.9 95.8 Casualty 33.0 39.5 32.2 32.9 34.3 64.9 76.3 88.4 100.6 Other 4.4 16.1 8.4 4.3 3.8 6.2 8.6 7.2 7.9 Total $194.7 $257.7 $234.4 $205.6 $210.9 $298.6 $311.2 $287.9 $332.4 Net Written Premium Homeowners $95.4 $68.1 $78.2 $65.5 $52.7 $63.0 $75.7 $63.5 $60.8 Renters 5.0 5.4 8.7 5.5 37.2 19.5 26.4 18.0 10.8 Commercial Multi-Peril 7.5 8.9 2.3 10.4 12.5 26.0 13.6 14.1 17.6 Casualty 0.6 0.6 0.4 0.4 1.1 1.5 3.7 2.3 12.9 Other 0.3 10.8 1.0 (2.6) (3.2) (3.1) (1.5) (0.7) (0.7) Total $108.8 $93.8 $90.6 $79.2 $100.3 $106.9 $117.9 $97.2 $101.4 Net Earned Premium Homeowners $49.1 $51.9 $57.1 $62.7 $61.6 $62.3 $63.9 $63.4 $62.7 Renters 4.9 5.3 5.7 6.4 16.6 18.7 18.7 18.4 17.0 Commercial Multi-Peril 4.1 4.6 4.1 6.2 6.6 11.9 13.8 15.5 15.9 Casualty 0.6 0.5 0.4 0.4 0.5 0.8 3.2 1.6 3.2 Other 1.8 2.1 3.3 1.3 2.0 0.3 0.1 0.2 0.1 Total $60.5 $64.4 $70.6 $77.0 $87.3 $94.0 $99.7 $99.1 $98.9 Premium by Line of Business Underwriting (in millions, unaudited)

Contact Information Charles Sebaski Head of Investor Relations IR@hippo.com